OTHER ASSETS	12 Months Ended
Dec. 31, 2019
Subclassifications of assets, liabilities and equities [abstract]
OTHER ASSETS
Other assets
The following table summarises the Group’s other current assets as at the dates presented:

	31 December 2019	31 December 2018
Other current assets	€ million	€ million
Prepayments	65	47
VAT receivables	44	17
Miscellaneous receivables	132	114
Assets held for sale	18	15
Total other current assets	259	193

The following table summarises the Group’s other non-current assets as at the dates presented:

	31 December 2019	31 December 2018
Other non-current assets	€ million	€ million
VAT receivables	201	318
Retirement benefit surplus	38	21
Other	82	57
Total other non-current assets	321	396

VAT receivables
As at 31 December 2019, included within other non-current assets, the Group has a VAT receivable of €201 million, relating to the dispute that began in 2014 between the Spanish tax authorities and the regional tax authorities of Bizkaia (Basque Region) as to the responsibility for refunding the VAT to CCEP.
During the year ended 31 December 2019, the Group was refunded VAT of €126 million (including interest) related to 2018 and 2019. Those periods were blocked by the Spanish tax authorities but not subject to the Arbitration Board ruling. Under relevant tax laws in Spain, conflicts between jurisdictions are ruled by a special Arbitration Board and the refund of the VAT is mandated following the resolution of the issue at the Arbitration Board. However, to date, the Arbitration Board has not ruled on the issue and Spanish legislation offers limited mechanisms for a taxpayer to force the expedition of matters before the Arbitration Board. The outstanding VAT receivable as at 31 December 2019 remains classified as non-current due to the continued delay in the resolution of the matter by the Arbitration Board. We believe it remains a certainty that the amount due plus interest will be refunded to CCEP once the Arbitration Board rules.